UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: September 15, 2005

Nuvelo, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Almanor Avenue, Sunnyvale, California 94085

(Address of Principal Executive Offices, including zip code)

(408) 215-4000

(Registrant’s Telephone Number, including area code)

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Nuvelo, Inc. (the “Company”) is filing this Amendment No. 1 to Form 8-K to the Company’s Form 8-K dated September 15, 2005, originally filed with the Securities and Exchange Commission on September 20, 2005 (the “Original Filing”), to revise the disclosure regarding the amount of possible rent deferral. The disclosure under Item 1.01 of the Original Filing is hereby replaced in its entirety by the disclosure under Item 1.01 of this Amendment No. 1. This Amendment No. 1 continues to speak as of the date of the Original Filing.

ITEM 1.01. Entry into a Material Definitive Agreement.

On September 15, 2005, we entered into a third amendment to our facilities lease agreement with The Irvine Company, covering our facilities at 985 Almanor Avenue, Sunnyvale, California. This amendment modifies those provisions covering the early reinstatement of deferred rent as well as those provisions regarding letter of credit and guarantor obligations.

Our lease with The Irvine Company, as previously amended, provided for the possible rent deferral of up to approximately $7.8 million. Under this third amendment, if we raise $75.0 million or more in cash as a result of a single offering, we must pay The Irvine Company the lesser of (i) 10% of any amount raised in excess of $75.0 million or (ii) any remaining deferred rent obligation. Prior to this third amendment, any deferred rent would have become immediately due if we raised $75.0 million or more in cash as a result of a single public or private offering.

This third amendment also requires that we increase our letter of credit related to this lease from $4.0 million to $6.0 million.

The final lease modification contained in this third amendment releases Dr. George Rathmann, the chairman of our board of directors, from further obligations as a guarantor under the lease.

A copy of the September 15, 2005 amendment with The Irvine Company is attached hereto as Exhibit 10.58, and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
10.58*	Third Amendment to Lease, dated September 15, 2005, between The Irvine Company and Nuvelo, Inc.

*	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s report on Form 8-K, filed on September 20, 2005, File No. 000-22873.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvelo, Inc. (Registrant)

By:	/s/ Lee Bendekgey
Lee Bendekgey
Senior Vice President, Chief Financial Officer and General Counsel

Dated: September 22, 2005

EXHIBIT INDEX

Exhibit Number	Description
10.58*	Third Amendment to Lease, dated September 15, 2005, between The Irvine Company and Nuvelo, Inc.

*	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s report on Form 8-K, filed on September 20, 2005, File No. 000-22873.